Exhibit 24
                                   Powers of Attorney

                                    POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

/s/ F.D. Ackerman                   Dec 21 2000
F. Duane Ackerman                   Date
Chairman of the Board,
President and Chief Executive
Officer, Director
(Principal Executive Officer)


/s/ R.M. Dykes                      Dec 21 2000
Ronald M. Dykes                     Date
Chief Financial Officer
(Principal Financial Officer)


/s/ W. Patrick Shannon              Dec 21 2000
W. Patrick Shannon                  Date
Vice President - Finance and
   Supply Chain Management
(Principal Accounting Officer)

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/Reuben V. Anderson
Reuben V. Anderson
Director

12-15-00
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ James H. Blanchard
James H. Blanchard
Director



Dec 21 2000
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ J. Hyatt Brown
J. Hyatt Brown
Director



Dec 21 2000
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Armando M. Codina
Armando M. Codina
Director



12/15/00
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ James P. Kelly
James P. Kelly
Director



Dec 21 2000
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Joseph M. Magliochetti
Joseph M. Magliochetti
Director



12/15/00
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ John G. Medlin, Jr.
John G. Medlin, Jr.
Director



12-15-00
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Leo F. Mullin
Leo F. Mullin
Director



Dec 21 2000
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for her in her name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.




/s/ Robin B. Smith
Robin B. Smith
Director



12/18/00
Date

                                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Employee Stock Investment Plan.

NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Carl E. Swearingen, and each of them, as attorneys for him in his name, place and stead to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ William S. Stavropoulos
William S. Stavropoulos
Director



12/15/00
Date